Exhibit 10.1

Amendment No. 6

To

Amended and Restated Credit Agreement

THIS AMENDMENT NO. 6 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") is being executed and delivered as of August 23, 2004 by and among Stericycle, Inc., a Delaware corporation (the "Borrower"), each of the Subsidiary Guarantors named as signatories hereto, the financial institutions from time to time party to the Credit Agreement referred to and defined below (collectively, the "Lenders") and Bank of America, N.A., as representative of the Lenders (in such capacity, the "Administrative Agent") and as issuer of letters of credit (in such capacity, the "Issuer"). Undefined capitalized terms used herein shall have the meanings ascribed to such terms in such Credit Agreement as defined below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Issuer, the Administrative Agent, Credit Suisse First Boston, as the Co-Syndication Agent, UBS Warburg, LLC, as the Co-Syndication Agent, and Fleet National Bank, as the Documentation Agent, have entered into that certain Amended and Restated Credit Agreement dated as of October 5, 2001, as amended by Amendment No. 1 to Amended and Restated Credit Agreement dated as of June 28, 2002, Amendment No. 2 to Amended and Restated Credit Agreement dated as of January 27, 2003, Amendment No. 3 to Amended and Restated Credit Agreement dated as of March 15, 2004, Amendment No. 4 and Consent to Amended and Restated Credit Agreement dated as of June 10, 2004 and Amendment No. 5 to Amended and Restated Credit Agreement dated as of July 7, 2004 (as otherwise modified, the "Credit Agreement"), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans to the Borrower; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders amend the Credit Agreement to increase the aggregate outstanding principal balance of all Indebtedness that Foreign Subsidiaries which are Restricted Subsidiaries are permitted to incur to pursuant to Section 7.2.2 of the Credit Agreement from $10,000,000 to $25,000,000 and, subject to the terms and conditions of this Agreement, the Administrative Agent and the Required Lenders hereby agree to such amendment.

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the Subsidiary Guarantors, the Issuer, the Required Lenders and the Administrative Agent, such parties hereby agree as follows:

1. Amendment. Subject to the satisfaction of the condition precedent set forth in Paragraph 2 of this Agreement, clause (i) of the proviso at the end of Section 7.2.2 of the Credit Agreement is hereby amended to delete the reference to the dollar amount "$10,000,000" set forth in such clause and to replace such dollar amount with to the dollar amount "$25,000,000".

2. Effectiveness of this Agreement; Condition Precedent. Paragraph 1 of this Agreement shall be deemed to have become effective as of the date of this Agreement, but such effectiveness shall be expressly conditioned upon the Administrative Agent's receipt of an originally-executed counterpart of this Agreement executed and delivered by duly authorized officers of the Borrower, the Subsidiary Guarantors and the Required Lenders.

3. Representations, Warranties and Covenants.

(a) The Borrower hereby represents and warrants that this Agreement and the Credit Agreement as amended by this Agreement constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms.

(b) The Borrower hereby represents and warrants that its execution, delivery and performance of this Agreement and the Credit Agreement as amended by this Agreement have been duly authorized by all proper corporate action, do not violate any provision of its certificate of incorporation or bylaws, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which the Borrower or any of the Borrower's Affiliates is bound, including, without limitation, the Subordinated Debt Documents.

(c) The Borrower hereby represents and warrants that, after giving effect to the provisions of this Agreement, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of the Borrower's execution and delivery hereof or thereof in all material respects as though made on and as of such date.

4. Reaffirmation, Ratification and Acknowledgment; Reservation. The Borrower and each Subsidiary Guarantor hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent on behalf of the Lenders, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent's, or any Lender's solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such Subsidiary Guarantors with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. The Credit Agreement is in all respects ratified and confirmed. Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents, all of which rights, powers and remedies, with respect to any such Default or Event of Default or otherwise, are hereby expressly reserved by the Administrative Agent and the Lenders. This Agreement shall constitute a Loan Document for purposes of the Credit Agreement.

5. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

6. Administrative Agent's Expenses. The Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of- pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement and the related Loan Documents.

7. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

[signature pages to follow]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

STERICYCLE, INC., as Borrower

By: /s/ Frank J.M. ten Brink

Name: Frank J.M. ten Brink

Title: Executive Vice President and

Chief Financial Officer

ENVIROMED, INC.,

BRIDGEVIEW, INC.,

MICRO-MED INDUSTRIES, INC.,

MICRO-MED OF GEORGIA, INC.,

MICRO-MED OF NORTH CAROLINA, INC.,

MICRO-MED OF TENNESSEE, INC.,

SCHERER LABORATORIES, INC.,

BIO-WASTE MANAGEMENT CORPORATION,

STERICYCLE OF WASHINGTON, INC.,

WASTE SYSTEMS, INC.,

MED-TECH ENVIRONMENTAL, INC.,

MED-TECH ENVIRONMENTAL (MA), INC.,

IONIZATION RESEARCH CO., INC.,

BFI MEDICAL WASTE, INC.,

AMERICAN MEDICAL DISPOSAL, INC.,

ENVIRONMENTAL HEALTH SYSTEMS, INC.,

STROUD PROPERTIES, INC.,

STERICYCLE INTERNATIONAL, LLC,

By: /s/ Frank J.M ten Brink

Title: Vice President

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Paul Folino

Title:_ Assistant Vice President

BANK OF AMERICA, N.A., as a Lender and as Issuing Bank

By: /s/ Richard D. Hill, Jr.

Title: Managing Director

FLEET NATIONAL BANK

By: /s/ Richard D. Hill, Jr.

Title: Managing Director

LaSALLE BANK NATIONAL ASSOCIATION

By: /s/ Brian Peterson

Title: First Vice President

THE NORTHERN TRUST COMPANY

By: /s/ Eileen L. Socbunda

Title: Senior Vice President

HARRIS TRUST AND SAVINGS BANK

By: /s/ George M. Dluhy

Title: Vice President

CREDIT SUISSE FIRST BOSTON, acting through its New York Branch

By: /s/ Jay Chall

Title: Director

By: /s/ Karim Blasetti

Title: Associate

UBS AG, STAMFORD BRANCH

By: /s/ Wilfred v. Saint

Title: Director, Banking Product Services, US

By: /s/ Louis Pistecchia

Title: Director, Banking Product Services, US

BANK ONE, NA

By: /s/ [signature illegible]

Title: Vice President